UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2006
THE BISYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation)	001-31254 (Commission File Number)	13-3532663 (IRS Employer Identification No.)
105 Eisenhower Parkway, Roseland, New Jersey 07068
(Address of principal executive offices)
973-461-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (917 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Casale Agreement
     On September 8, 2006, The BISYS Group, Inc. (“BISYS”) entered into a letter agreement with Robert Casale in connection with his appointment as Interim President and Chief Executive Officer of BISYS effective September 5, 2006. Under the terms of the agreement, Mr. Casale is entitled to a base salary at the annual rate of $750,000 and he is entitled to those employee benefits and perquisites which BISYS generally makes available to its employees. The foregoing summary of the letter is qualified in its entirety by reference to the text of the agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Retention Bonuses
     On September 12, 2006, BISYS entered into retention bonus agreements with certain key employees, including certain executive officers of the company. Under these agreements, BISYS offered two separate bonus opportunities of equal amounts to selected employees. The first bonus payment will be payable March 8, 2007, if the employee remains with the company. The second bonus payment will be payable September 8, 2007, if the employee remains with the company and there has been a “change in control” of the company. If an employee voluntarily terminates employment or is terminated for “cause” before a payment is made, the employee would not receive that payment.
     Three of the executive officers that the Company has determined will be named in the summary compensation table in BISYS’s 2006 Proxy Statement (the “Named Executive Officers”) have been offered retention bonus agreements. The Company’s Chief Financial Officer, Bruce Dalziel could receive up to $192,500 additional compensation if both payments under the retention agreement are made. In addition, the President of BISYS’s Insurance Services business, John Howard, could receive up to $191,500 additional compensation if both payments under the retention agreement are made, and William Neville, President of BISYS’s Alternative Investment Services business, could receive up to $200,000 additional compensation if both payments under the retention agreement are made.
     The foregoing summary of the retention bonus agreement is qualified in its entirety by reference to the text of the form of retention bonus agreement dated September 12, 2006, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
Exhibits:
10.1	Letter agreement dated September 8, 2006 between The BISYS Group, Inc. and Robert Casale.

10.2	Form of Retention Bonus Agreement dated as of September 12, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BISYS GROUP, INC.
By:	/s/ Steven Kyono
Steven Kyono
Executive Vice President, General Counsel & Secretary

Date: September 13, 2006